                                                                   EXHIBIT 10.44


AGREEMENT NO. ________                                    EFFECTIVE DATE 3/31/99

                               LICENSE AGREEMENT

BETWEEN:
Engage Technologies, Inc.     AND:        Legal Company Name: Digital Entertainment Network ________________
100 Brickstone Square                     Contact Person: Peter Luttrell ___________________________________
Andover, MA 01801                         Address: 2230 Broadway, Santa Monica, CA 90404 ___________________
                                          Telephone: (310) 998-9200 ________________________________________
("ENGAGE")                                Fax:       (310) 998-1101 ________________________________________
                                          email:  pluttrell@den.net ________________________________________
                                          ("CUSTOMER")

Customer contracts for and Engage agrees to provide, on the terms and conditions set forth in this License Agreement ("Agreement"), the product selections identified below:

------------------------------------------------------------------------------------------------------------------------------------
                        SELECTIONS                                                              RECURRING FEE         ONE-TIME FEE
------------------------------------------------------------------------------------------------------------------------------------
BASE PRODUCTS:
Specify Tier for each: Lite, Standard, Gold Platinum or Platinum Plus (for Platinum Plus
specify Maximum Average Daily Page Requests or Ads Served)

                                    Tier           Upgrade
                                    ----           -------
/X/ [*]                             [*]             / /                                                                [*]
/X/ [*]                             [*]             / /                                                                [*]

    / / ____ Additional Seats of Marketing Workbench
   / /  ____ Additional Seats of Business Objects

/X/ [*]           (Attachment C)    [*]             / /                                                                [*]

LICENSE TERM:
/X/ Perpetual    / / Subscription   / / Pilot
Platinum Average Daily Page Requests/Ads Served not to exceed [*]
------------------------------------------------------------------------------------------------------------------------------------
PROFILE OPTIONS:
Specify tier for each: Lite, Standard, Gold, Platinum or Platinum Plus (for Platinum Plus
specify Maximum Average Daily Page Requests or Ads Served)

  Local Declared           Tier        Local Behavior       Tier
  --------------           ----        --------------       ----
   /X/ [*]                [*]           /X/ [*]             [*]
   /X/ [*]                [*]           /X/ [*]             [*]
   /X/ [*]                [*]           /X/ [*]             [*]

                                       Global Behavior with
Global Behavior (Attachment D)         Contribution Option (Attachments D,E)
---------------                        -------------------
 / / [*]              ___________       / / [*]             ___________
 / / [*]              ___________       / / [*]             ___________
 / / [*]              Usage Based Fee   / / [*]             Usage Based Fee                      See Attachment D
------------------------------------------------------------------------------------------------------------------------------------
SOFTWARE MAINTENANCE AND SUPPORT SERVICES (Attachment F):
/X/ Standard      / / Premium                                                                    [*] (ann.)
------------------------------------------------------------------------------------------------------------------------------------
OTHER SERVICES (Attachment G):
/X/ Installation                                                                                                        [*]
/X/ Training
    / / Public Class
    /X/ On Site                                                                                                         [*]
/X/ Consulting                                                                                                          [*]
------------------------------------------------------------------------------------------------------------------------------------
GEOGRAPHIC USE:   USA                                                                            Factored Into        Factored Into
NUMBER OF ENTERPRISE SERVERS OR ENGINES: [*] production engine                                   Above Fees           Above Fees
[*] server
DOMAIN NAMES: DEN.net

------------------------------------------------------------------------------------------------------------------------------------

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   Cover Page                       CONFIDENTIAL

RESALE OF SOFTWARE AND SUPPORT:

[*]                                      [*] Concurrent Users      [*]
  Diagnostic Pack                        [*] Concurrent Users
  Tuning Pack                            [*] Concurrent Users
  Change Mgmt. Pack                      [*] Concurrent Users
  Partitioning Option                    [*] Concurrent Users
[*]                                      [*] Processor
  Diagnostic Pack                        [*] Processor
  Tuning Pack                            [*] Processor
  Change Mgmt. Pack                      [*] Processor
  Partitioning Option                    [*] Processor

[*] Level Support Annual Fee                                       [*]

--------------------------------------------------------------------------------


Customer acknowledges that the Attachments marked with an "X" above (and only those Attachments) are incorporated into and form part of this Agreement, and that the General Terms and Conditions apply to all Attachments of this Agreement. This Agreement is not valid until accepted by Engage.


                                            Engage:  SAR     Customer:   ALF
                                                   --------            --------
                                                   Initials            Initials

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


                                   Cover Page                      CONFIDENTIAL

                          GENERAL TERMS AND CONDITIONS


1. DEFINITIONS. Defined terms in this Agreement are capitalized and have the meanings indicated in the Appendix attached hereto.

2. RIGHT TO USE SOFTWARE; DELIVERY. Customer's right to use the Software is set forth in the applicable Attachment(s). On the Effective Date, Engage will delivery or make available for downloading at an FTP site the Software.

3. RESTRICTIONS ON USE OF SOFTWARE. Customer's use of the Software is subject to the following restrictions. Except as expressly permitted in this Agreement, Customer shall not, and shall not permit others to, (a) use, modify, copy (except for one back-up copy containing Engage's copyright notices and other proprietary marks), or otherwise reproduce the Software in whole or in part;
(b) reverse engineer, decompile, disassemble, or otherwise attempt to derive the source code form or structure of the Software; (c) distribute, sublicense, assign, share, timeshare, sell, rent, lease, grant a security interest in, use for Service Bureau purposes, or otherwise transfer the Software or Customer's right to use the Software; or (d) remove any proprietary notices or labels on the Software. All rights not expressly granted to Customer are reserved by Engage. There are no implied rights. Customer shall install the Software only on Enterprise Servers and/or Engines, as the case may be, located in the country specified on the Cover Page. Customer shall be responsible for ensuring that its Average Daily Ads served or Page Requests does not exceed the number permitted for the Applicable Tier (an "Overage"), and Customer shall promptly report any Overage to Engage, which shall have the right to require Customer to upgrade its Tier on commercially reasonable terms.

4.   TERMS OF AGREEMENT; TERMINATION.

     (a) This Agreement shall commence upon the Effective Date and, unless terminated in accordance with subsection (b) or (c) below, shall remain in effect for the term specified on the Cover Page (either perpetual, subscription, or pilot, each as defined below).

          (i) Pilot Term. If pilot term is selected on the Cover Page, the term of this License shall be from the Effective Date until thirty (30) days thereafter.

         (ii) Subscription Term. If subscription term is selected on the Cover Page, this License shall have an initial term of 12 (twelve) months and shall renew automatically for subsequent periods of 12 (twelve) months unless otherwise terminated in accordance with Section 4(b) or (c) below or Engage receives a written notice of non-renewal from Customer at least thirty (30) days prior to the expiration of the initial term or the current renewal term.

        (iii) Perpetual Term. If perpetual term is selected on the Cover Page, the term of this License shall be perpetual with respect to the version of the Software licensed hereunder (unless this Agreement is otherwise terminated in accordance with Section 4(b) or (c) below).

     (b) Either party may terminate this Agreement in the event of a material breach of this Agreement by the other party that is not cured within thirty
(30) days of written notice thereof from the other party. Without limitation, the following events shall constitute a material breach: violation by Customer of the terms of the license granted (as set forth in Sections 2 and 3), failure by Customer to pay any amount when due, and violation by either party of the confidentiality duties set forth in Section 13 hereof.

5.   EFFECT OF TERMINATION.

     Except as expressly provided in this Agreement, upon termination of this
Agreement:

     (a) Each party shall immediately surrender all rights, licenses and privileges granted under this Agreement.

     (b) Each party shall promptly pay to the other any amounts due and owing. No termination of this Agreement shall release Customer from any obligation to pay Engage any amount that has accrued or will accrue or become payable prior to, at or after the date of termination.

     (c) Each party shall immediately cease using and return all property in its possession belonging to the other party, including without limitation all Software, Documentation, and tangible embodiments of Confidential Information.

     (d) The parties shall not, in advertising or otherwise, use or display any of the other party's trademarks or any name, mark, or logo that is the same as or similar to the other party's trademarks, represent itself to be a licensee of the other party, or in any way identify itself with the other party.


                                                                    CONFIDENTIAL

     (e)  Sections 3, 5, 6(f), 7, 9, 10, 11(e), 12, 13 and 14 hereof, together with Customers's obligation to pay outstanding amounts due Engage, will survive termination or expiration of this Agreement.

     6.   PAYMENTS AND OTHER CHARGES.

     (a) All fees shall be paid in U.S. dollars and shall be made to Engage at the address set forth on the Cover Page.

     (b) Customer agrees to pay all invoices within 30 days after the invoice date. Engage shall invoice Customer for all recurring fees listed on the Cover Page on a monthly basis in advance; provided that (i) fees for the [*] option with either [*] or [*] shall be invoiced on a quarterly basis in advance, and
(ii) fees for the [*] option with [*] shall be invoiced on a monthly basis in arrears based on a cost-per-thousand ("CPM") Page Request basis.

     (c) A finance charge in an amount equal to one and one-half percent (1.5%) per month or, if lower, the maximum rate allowed by law will be assessed on payments not received by Engage on or prior to the due date.

     (d) Customer agrees to pay when due (or, if necessary, reimburse Engage for) all sales, use, property, excise, and other similar taxes resulting from this Agreement, excluding taxes on the net income of Engage.

     (e) The amount and structure of Maintenance and Support fees may be adjusted in a commercially reasonable manner, but not to exceed the percentage increase of the Consumer Price Index (excluding commercially reasonable increases based on volume increases), for subsequent renewal periods if Engage notifies Customer at least sixty (60) days prior to the annual renewal date.

     (f) Customer agrees to make and maintain for a period of two (2) years after the end of the year to which they pertain, sufficient books, records and accounts regarding Customer's use of the Software, in order to calculate and confirm Customer's payment obligations hereunder. Engage will have the right, at its expense, to examine and copy such books, records, and accounts during Customer's business hours to verify reports on the amount of payments made to Engage under this Agreement. All such books, records, and accounts shall constitute Confidential Information. In the event such inspection discloses an underpayment of amounts due Engage from Customer, Customer will promptly remit the amounts due, and if an audit discloses an underpayment of the fees payable by Customer for the audited period of more than five percent (5%), Customer shall pay for the expenses of the audit together with the amount of such underpayment.

7. PROPRIETARY RIGHTS. Engage and its licensors shall have sole and exclusive ownership of all right, title, and interest in and to the Software and Documentation, including all associated intellectual property rights. Customer acknowledges that the Software, including associated screen displays and menu features, constitutes the valuable trade secrets of Engage or its licensors and are copyrighted works owned by Engage or its licensors and protected by federal and international copyright laws. Customer shall not permit any personnel to remove any proprietary or other legends or restrictive notices contained or included in any materials provided by Engage.

8. SOFTWARE MAINTENANCE AND SUPPORT SERVICES; OTHER SERVICES. Customer may purchase Maintenance and Support Services, and installation, training, and consulting services together with the license of any Software. If selected by Customer on the Cover Page, all such services will be provided by Engage in accordance with the terms set forth in Attachment F (Software Maintenance and Support Services) or Attachment G (Other Services). Customer will be entitled to receive Updates free of charge only if Customer is a paid-up Maintenance and Support Services customer at the time an Update is commercially released. Customer shall have the option to purchase Upgrades in accordance with Engage's pricing structure in effect at the time an Upgrade is commercially released.

9. ENGAGE'S DUTY OF INDEMNIFICATION. Engage, at its expense, shall defend, indemnify and hold harmless Customer against any action, suit or proceeding brought against Customer which alleges that any Software or Documentation infringes any intellectual property rights and Engage shall pay damages finally awarded against Customer (including court costs and attorneys' reasonable fees), provided that (a) Customer notifies Engage promptly in writing of the claim, (b) Engage has sole control of the defense and all related settlement negotiations, and (c) Customer provides Engage will all commercially reasonable assistance, information and authority to perform the above at Engage's expense. In the event that Customer's use of the Software is enjoined by a court of competent authority, Engage shall, at its sole option and at its expense, either: (i) procure for Customer the right to use the Software or (ii) modify the Software to avoid infringement without material impairment of its functionality or (iii) if neither of the foregoing remedies can be obtained upon commercially reasonable terms, require Customer to remove and return to Engage the Software involved and refund Customer the full price paid for the Software. The foregoing indemnity shall not apply if the alleged infringement is attributable to the combination of the Software and products not provided by Engage, or if the Software is modified or altered by any person or entity other than Engage, or if the Software is used outside the scope of this Agreement. THIS SECTION STATES ENGAGE'S SOLE LIABILITY HEREUNDER WITH RESPECT TO INFRINGEMENT OF ANY INTELLECTUAL PROPERTY AND PROPRIETARY RIGHTS.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                      2                             CONFIDENTIAL

10. CUSTOMER'S DUTY OF INDEMNIFICATION. Customer agrees to defend and/or settle, indemnify and hold harmless Engage from and against any claim brought by a third party against Engage and any liability, damage or expense (including court costs and attorneys' reasonable fees) arising from or in any manner connected with Customer's actions or omissions in using in any manner the Software or Profiles (excluding claims for which Engage is obligated to defend Customer under Section 9); and Customer shall pay all costs, expenses, damages or settlement amounts to the extent based on such a third party claim, provided that (a) Engage notifies Customer promptly in writing of the claim, (b) Customer has sole control of the defense and all related settlement negotiations, and (c) Engage provides Customer with all commercially reasonable assistance, information and authority to perform the above at Customer's expense.

11.  LIMITED WARRANTY.

     (a) Engage represents and warrants to Customer that Engage has full power and authority to enter into this Agreement and to grant the license provided for herein, and that this Agreement has been duly authorized, executed and delivered by Engage and constitutes a valid, binding and legally enforceable agreement of Engage.

     (b) Customer represents and warrants to Engage that Customer has full power and authority to enter into this Agreement and that this Agreement has been duly authorized, executed and delivered by Customer and constitutes a valid, binding and legally enforceable agreement of customer.

     (c) Engage represents and warrants that it shall use best efforts to ensure that the Software, if operated on the Specified Configuration, will manage and manipulate data involving dates in material conformity with the Documentation before, during and after the year 2000. Engage disclaims responsibility for the date-related and other performance of hardware, software, telecommunications facilities and other materials not owned or supplied by Engage.

     (d) If Customer has elected a perpetual license term on the Cover Page, Engage warrants that for a period of thirty (30) days following delivery of the Software to Customer ("Warranty Period"), Engage will use commercially reasonable efforts to resolve programming errors in the Software or Documentation to make the Software function in material conformity with the Documentation, provided that the Software is operated on the Specified Configuration and in accordance with the Documentation and provided further that Engage receives a written claim from Customer under this limited warranty within the Warranty Period. This Warranty does not apply if Customer or any third party changes or modifies the Software without the authorization of Engage. Engage warrants that the services provided by Engage in connection with this Agreement will be rendered by qualified personnel and consistent with commercial practices standard in the industry. The foregoing shall be Engage's entire liability and Customer's sole and exclusive remedy under this warranty.

     (e) THE EXPRESS WARRANTIES GRANTED UNDER THIS AGREEMENT ARE THE ONLY WARRANTIES MADE BY ENGAGE WITH RESPECT TO THE SOFTWARE AND SERVICES, EXPRESS OR IMPLIED, AND THEY ARE MADE IN LIEU OF ALL OTHER WARRANTIES OR REMEDIES. ENGAGE HEREBY EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, AND WARRANTIES ARISING BY STATUTE OR OTHERWISE IN LAW OR FROM A COURSE OF DEALING OR USE OF TRADE, AS TO ANY MATTER, INCLUDING BUT NOT LIMITED TO, FEATURES OR CAPABILITIES OF THE SOFTWARE, ENGAGE'S COMPUTERS AND SERVERS, INFORMATION, REPORTS OR OTHER MATTERS PRODUCED OR PROVIDED IN CONNECTION WITH THIS AGREEMENT. IN ADDITION TO AND WITHOUT LIMITATION OF THE FOREGOING, ENGAGE SPECIFICALLY DOES NOT WARRANT, GUARANTEE, OR MAKE ANY REPRESENTATIONS OTHER THAN AS SET FORTH IN SECTION 11(d) REGARDING THE USE, OR THE RESULTS OF THE USE, OF ANY SOFTWARE OR FEATURE OR CAPABILITY OF THE SOFTWARE, IN TERMS OF CORRECTNESS, ACCURACY, RELIABILITY, CURRENTNESS, SECURITY, OR OTHERWISE. ENGAGE EXPRESSLY DISCLAIMS ANY WARRANTY WITH RESPECT TO THE QUALITY OR CONTINUITY OF THIRD-PARTY TELECOMMUNICATION OR INFORMATION SYSTEMS OR SERVICES, SERVER CONNECTION SPEEDS, OR THE FUNCTIONALITY, OPERABILITY, OR RELIABILITY OF ANY THIRD PARTY'S DATA SECURITY FEATURES OR SYSTEMS. THIS DISCLAIMER OF WARRANTY CONSTITUTES AN ESSENTIAL PART OF THIS AGREEMENT.

12. LIMITATION OF LIABILITY. CUSTOMER'S SOLE REMEDY AND ENGAGE'S SOLE OBLIGATION WITH RESPECT TO ANY CLAIMS, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND PRODUCT LIABILITY) OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, OR RESULTING FROM THIS AGREEMENT SHALL BE GOVERNED BY THIS AGREEMENT, AND IN ALL CASES CUSTOMER'S REMEDY SHALL BE LIMITED TO MONEY DAMAGES NOT EXCEEDING THE SOFTWARE LICENSE FEES PAID TO ENGAGE BY CUSTOMER DURING THE TERM OF THIS AGREEMENT. IT IS EXPRESSLY AGREED THAT IN NO EVENT SHALL EITHER PARTY OR ITS SUPPLIERS OR ANYONE ELSE WHO HAS BEEN INVOLVED IN THE PERFORMANCE OF THIS AGREEMENT ON BEHALF OF SUCH PARTY, INCLUDING ITS EMPLOYEES, AGENTS, PARTNERS, REPRESENTATIVES, OR SUBCONTRACTORS, BE LIABLE FOR ANY (A) DAMAGES CAUSED BY
THE OTHER PARTY'S FAILURE TO PERFORM ITS OBLIGATIONS UNDER THIS AGREEMENT, (B) INDIRECT, INCIDENTAL, SPECIAL, RELIANCE, INCIDENTAL, EXEMPLARY, COVER OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO LOST PROFITS OR REVENUE, LOST BUSINESS OPPORTUNITIES, LOST SAVINGS, LOST


                                       3                            CONFIDENTIAL

DATA, LOSSES CAUSED BY DELAY OR THE DOWNTIME OF ENGAGE COMPUTERS OR SERVERS, OR LOSSES FROM INTERRUPTION, TERMINATION, OR FAILED OPERATION OF THE INTERNET OR THIRD-PARTY TELECOMMUNICATION SERVICES, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, (C) CLAIMS AGAINST THE OTHER PARTY BY ANY THIRD PARTY EXCEPT AS PROVIDED IN SECTION 9 OR 10, OR (D) DAMAGES, INCLUDING PRODUCT LIABILITY DAMAGES, CAUSED BY ANY NON-ENGAGE PRODUCT. THE FOREGOING LIMITATIONS SHALL NOT APPLY TO A PARTY'S DUTY OF INDEMNIFICATION UNDER THIS AGREEMENT. THE PARTIES RECOGNIZE THAT THE FEES HEREUNDER ARE BASED IN PART ON THE LIMITED WARRANTY AND LIMITATION OF LIABILITY AND REMEDIES SET FORTH HEREIN.

13. CONFIDENTIALITY. Each party acknowledges that by reason of its relationship to the other party under this Agreement it may have access to Confidential Information. Each party agrees to maintain in confidence and use only as expressly permitted in this Agreement all Confidential Information received from the other, both orally and in writing, provided that the parties' obligations of non-disclosure under this Agreement shall not apply to Confidential Information which the receiving party can demonstrate: (i) is or becomes a matter of public knowledge through no fault of the receiving party;
(ii) was rightfully in the receiving party's possession prior to disclosure by the disclosing party; (iii) subsequent to disclosure, is rightfully obtained by the receiving party from a third party in lawful possession of such Confidential Information; (iv) is independently developed by the receiving party without reference to Confidential Information; or (v) is required to be disclosed by law. Each party may seek equitable relief (as well as money damages) to protect its interests under this Section.

14.  MISCELLANEOUS.

     (a) ASSIGNMENT. Neither party may sublicense, assign (by operation of law or otherwise) or otherwise transfer this Agreement or any license or any right, duty or obligation under this Agreement to any person or entity other than a Permitted Transferee (as defined below) without the other party's prior written consent, and any attempt to do so shall be null and void. For purposes of this Agreement, a "Permitted Transferee" of a party means an affiliate, a party's successor in connection with a merger, acquisition or consolidation, or the purchaser in connection with the sale of all or substantially all of Customer's assets. Subject to the foregoing limitations, this Agreement will mutually benefit and be binding upon the parties, their successors and assigns.

     (b) EXPORT CONTROL. Customer acknowledges that the export of any Software is or may be subject to export or import control and Customer agrees that any Software or the direct or indirect product thereof will not be exported (or re-exported from a country of installation) directly or indirectly, unless Customer obtains all necessary licenses from the U.S. Department of Commerce or other agency as required by law.

     (c) U.S. GOVERNMENT RESTRICTED RIGHTS. Use, duplication, or disclosure of the Software by the U.S. government is subject to the restrictions set forth in subparagraph (C)(1)(ii) of the Rights in Technical Data and Computer Software clause at DFARS 252.227-7013, and subparagraphs (C)(1) and (2) of the Commercial Computer Software-Restricted Rights at 48 CFR 52.227-19, as applicable.

     (d) LICENSE SUBJECT TO LICENSOR'S RIGHTS. Customer acknowledges that portions of the Software may have been licensed to Engage by one or more third parties. All rights and obligations provided by Engage to Customer under this Agreement shall be limited to the extent that such underlying rights and obligations have been provided to Engage.

     (e) INDEPENDENT CONTRACTORS. Nothing in this Agreement shall be construed to imply a joint venture, partnership or agency relationship between the parties; Engage shall be considered an independent contractor when performing any services in connection with this Agreement.

     (f) NOTICES. Any notice required to be provided pursuant to this Agreement shall be in writing and shall be deemed given (a) if by hand delivery, upon receipt thereof or (b) if mailed, three (3) days after deposit in the U.S. mails, postage prepaid, registered or certified mail, return receipt requested. A facsimile shall be deemed to be received upon completion of transmission, as verified by a printout showing satisfactory transmission, except that should a facsimile be sent on a non-business day, receipt shall be deemed to occur on the next business day. All notices shall be addressed to the parties at the respective addresses indicated herein. If Customer is located in a country other than the U.S., all notices shall be sent by facsimile. Each party shall promptly notify the other party of any address change.

     (g) WAIVER. A failure or delay by either party to enforce any right under this Agreement shall not at any time constitute a waiver of such right or any other right, and shall not modify the rights or obligations of either party under this Agreement. Any waiver by either party of any right under this Agreement shall not constitute a waiver of such right in the future. All rights and remedies evidenced hereby are in addition to and cumulative to rights and remedies available at law or equity or otherwise available under any other contract.

                                       4                           CONFIDENTIAL

     (h) SEVERABILITY. If any provision or portion of this Agreement is held to be unenforceable or invalid, the remaining provisions and portions shall nevertheless be given full force and effect, and the parties agree to negotiate, in good faith, a substitute valid provision which most nearly effects the parties' intent in entering this Agreement.

     (i) FORCE MAJEURE. Excluding the payment of money, neither party will be deemed in default of any obligation hereunder nor be liable for any failure or delay in performance which results directly or indirectly from any cause beyond its reasonable control, including without limitation, "Acts of God," delays or failures in the Internet or related carriers and third-party equipment, acts of civil or military authority, strikes, fire, theft, delays by suppliers, or action or inaction by the other party or any third party.

     (j) GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the Commonwealth of Massachusetts, without regard to principles or conflicts of laws. Application of the U.N. Convention of Contracts for the International Sale of Goods is expressly excluded.

     (k) ENTIRE AGREEMENT. This Agreement, including the Appendix and all Attachments, is the entire agreement of the parties, and supersedes all prior agreements and communications, whether oral or in writing, between the parties with respect to the subject matter of this Agreement. Except as expressly provided herein, no amendment or modification of this Agreement shall be effective unless made in writing and signed by Engage and Customer. If there is any conflict between the provisions of the General Terms and Conditions and any Attachment, the provisions of the Attachment shall control.

     (l) COMPLIANCE WITH LAW. Customer is solely responsible for ensuring that its use of the Software and Profiles is in compliance with all foreign, federal (including without limitation the Children's Online Privacy Protection Act), state, local laws, regulations, as well as the guidelines of the Children's Advertising Review Unit of the Council of Better Business Bureaus. Customer represents and warrants to Engage that it will comply with this subsection, and will indemnify, defend and hold harmless Engage from and against any liability, damage or expense related to a breach or alleged breach to do so.

     (m) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.




                                       5                          CONFIDENTIAL

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.


Engage Technologies, Inc.

By:   /s/ STEPHEN A. ROYAL              By:  /s/ ALAN L. FRIEL
   ------------------------------          ------------------------------
   Signature                               Signature

      Stephen A. Royal                       Alan L. Friel
   ------------------------------          ------------------------------
   Printed Name                            Printed Name

                                             General Counsel
      CFO                                    Executive VP Operations
   ------------------------------          ------------------------------
   Title                                   Title






                                                                    CONFIDENTIAL

                                                                        APPENDIX

                                  DEFINITIONS

"[*]" means the software-automated process performed by [*] which results in the insertion of an [*] into a page at a Customer Site.

"[*]" means the release (in object code form) of Engage's [*] software that is current as of the Effective Date, any Updates thereto, and related Documentation.

"AGREEMENT" means this License Agreement, together with the Appendix and all Attachments designated on the Cover Page.

"APPLICABLE TIER" means the Tier selected by Customer on the Cover Page.

"AVERAGE DAILY ADS SERVED" means the total number of Ad Insertions in a given month divided by the number of calendar days in such month.

"AVERAGE DAILY PAGE REQUESTS" means the total number of Page Requests initiated by users visiting Customer Sites in a given month divided by the number of calendar days in such month.

"BUSINESS OBJECTS" means the release (in object code form) of the Business Objects Reporter and Explorer software licensed by Engage that is current as of the Effective Date, any Updates thereto, and related Documentation.

"CONFIDENTIAL INFORMATION" means the Documentation, information about the Software, the terms of this Agreement, and any other non-public information or materials that, if disclosed in written form, is labeled "confidential" or, if disclosed orally, is identified as confidential prior to disclosure and submitted to the other party within thirty (30) days in a writing labeled "confidential."

"COVER PAGE" means the first two pages of this Agreement.

"CUSTOMER SITE" means the collection of pages operated by or under the control of Customer within the Domain Name(s).

"DATA" means the past, present and future compilation of "clickstream" data generated by user activity on the web, as well as such data itself, within the Data Repository.

"DATA REPOSITORY" means the proprietary global repository of Data compiled and maintained by Engage.

"DOCUMENTATION" means end user materials, in any form or medium, provided by Engage for use with the Software.

"DOMAIN NAME" means the alphanumeric phrase used by Customer to designate a particular site on the Internet or an intranet and identified on the Cover Page.

"DOWNTIME" means the interruption or failed initiation of services caused by the operational failure of a computer, or of a system transmitting or receiving information from a computer.

"DSSERVER" means the release (in object code form) of Engage's
DecisionSupportServer software that is current as of the Effective Date, any Updates thereto, and related Documentation.

"EFFECTIVE DATE" means the effective date indicated on the Cover Page.

"ENGINE" means the single processing system consisting of either a single or multiple processor unit and its associated RAM memory and disk storage units, regardless of platform or operating environment, on which Customer will load, execute, and use AdManager.

"ENTERPRISE SERVER" means a computer server used by Customer to collect or combine information form one or more Local Servers.

"GLOBAL BEHAVIOR PROFILE" means a unique record, resident in the Data Repository, that characterizes the behavior of a web browser on the worldwide web.

"LOCAL BEHAVIOR PROFILE" means a unique record characterizing the behavior of a Customer Site visitor, as created by ProfileServer.

"LOCAL DECLARED PROFILE" means a unique record containing information provided by a Customer Site visitor who has completed a registration form.

"LOCAL SERVER" means a computer server used by Customer to host one or more Customer Sites.

"MAINTENANCE AND SUPPORT SERVICES" means the services provided to Customer by Engage in accordance with the terms set forth in Attachment F.

"MARKETING WORKBENCH" means the release (in object code form) of the Marketing Workbench software licensed by Engage that is current as of the Effective Date, any Updates thereto, and related Documentation.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


                                      APPENDIX-1                    CONFIDENTIAL

"PAGE REQUEST" means the request for part or all of a web page (including the request for a new frame) that results from a user action such as the input of a URL, a click on a link, a "refresh" command, or navigation. The automatic presentation of images or content without any additional action by the user does not constitute a Page Request.

"PERMITTED ENGINES" means the number of Engines specified on the Cover Page.

"PERMITTED ENTERPRISE SERVERS" means the number of Enterprise Servers specified on the Cover Page.

"PERSONAL INFORMATION" means the name, phone number, mailing address, and social security number of a person, or any other number assigned by an organization that can be correlated with a person's personal identity.

"PROFILE" means a set of Data associated with a unique web browser, which Data provides a demographic and/or interest description of such web browser.

"[*]" means any of the [*], [*], or [*] options, as selected by Customer on the Cover Page, to be used in conjunction with the Software.

"[*]" means the release (in object code from) of Engage's [*] software that is current as of the Effective Date, any Updates thereto, and related Documentation.

"SEATS" means the maximum number of concurrent users authorized to access the Software at a given time, as designated on the Cover Page.

"SERVICE BUREAU" means a person or entity that uses the Software to deliver a data profile, report or other services to a third party where such person or entity receives directly or indirectly in return anything of value.

"SOFTWARE" means one or more of the following software products, as specified on the Cover Page: AdManager, DSServer, Business Objects, Marketing Workbench, and ProfileServer.

"SPECIFIED CONFIGURATION" means the software products specified in Attachment
H. Engage may change the Specified Configuration as required for operation of an Update. Any such change shall be set forth in the release notes accompanying an Update.

"TIER" means the level of usage by Customer that corresponds to the Average Daily Ads Served (for an AdManager license) or Average Daily Page Requests (for a DSServer or ProfileServer license) set forth opposite such Tier in the following table:

----------------------------------------------------------------------------
                                         AVERAGE DAILY
                                  ADS SERVED OR PAGE REQUESTS
                         (FOR ALL PRODUCTS OTHER THAN PROFILESERVER WITH
       TIER                     GLOBAL BEHAVIOR PROFILE OPTION)
----------------------------------------------------------------------------
      Lite                                 Up to 74,999
----------------------------------------------------------------------------
    Standard                            75,000 to 749,999
----------------------------------------------------------------------------
      Gold                             750,000 to 1,999,999
----------------------------------------------------------------------------
    Platinum                          2,000,000 to 3,999,999
----------------------------------------------------------------------------
 Platinum Plus                      As specified on Cover Page
----------------------------------------------------------------------------

"UPDATE" means any update, version, release, revision, patch, bug fix or modified form of the Software that Engage, in its sole discretion, elects to make available at no additional charge to licensees of the Software that have purchased Maintenance and Support Services.

"UPGRADE" means an improved and enhanced version of the Software released by Engage subsequent to the version licensed by Customer hereunder that Engage may make available to licensees of the Software for an additional fee.

"VISITOR DATA" means any data generated by a web browser's http requests and posts within a Customer Site that is collected by Customer using the Software.

"WARRANTY PERIOD" has the meaning set forth in Section 11(d).

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   APPENDIX-2                      CONFIDENTIAL

                                                                    ATTACHMENT A


                                      [*]

A-1. GRANT OF RIGHTS. Subject to the terms and conditions of this Agreement, Engage grants Customer a royalty-free, perpetual, nonexclusive, nontransferable (except as otherwise provided in this Agreement or for temporary transfer for the limited duration of a CPU malfunction), worldwide license to use [*] with the [*] Option, if any, on the Permitted Engines solely for the purpose of operating the Customer Sites, provided that the Average Daily Ads Served does not exceed the maximum number permitted for the Applicable Tier, and provided further that Customer may use the Profile Option solely for purposes of [*].


ACCEPTED BY:                            ACCEPTED BY:

Engage:                                 Customer:   ALF
       ---------------------                     -------------------
        Initials                                  Initials


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.




                                 Attachment A-1                 CONFIDENTIAL

                                                                    ATTACHMENT B


                                      [*]

B-1. GRANT OF RIGHTS. Subject to the terms and conditions of this Agreement, Engage grants Customer a royalty-free, perpetual, nonexclusive, nontransferable (except as otherwise provided in this Agreement or for temporary transfer for the limited duration of a CPU malfunction), worldwide license to use (a) [*] with the [*] Option, if any, on the Permitted Enterprise Servers, provided that the Average Daily Page Requests does not exceed the maximum number permitted for the Applicable Tier, and (b) Marketing Workbench and Business Objects for one Seat plus the number of Additional Seats specified on the Cover Page, in each solely for the purpose of operating the Customer Sites.



ACCEPTED BY:                            ACCEPTED BY:

Engage:                                 Customer:   ALF
       ----------------------                    -------------------
        Initials                                  Initials


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.



                                 Attachment B-1              CONFIDENTIAL

                                                                    ATTACHMENT C


                                      [*]


C-1. GRANT OF RIGHTS. Subject to the terms and conditions of this Agreement, Engage grants Customer a royalty-free, perpetual, nonexclusive, nontransferable (except as otherwise provided in this Agreement or for temporary transfer for the limited duration of a CPU malfunction), worldwide license to use [*] with the [*] Option, if any, on the Permitted Enterprise Servers solely for the purpose of operating the Customer Sites, provided that the Average Daily Page Requests does not exceed the maximum number permitted for the Applicable Tier.



ACCEPTED BY:                            ACCEPTED BY:

Engage:                                 Customer:   ALF
       ------------------                        --------------------
        Initials                                  Initials


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.



                                 Attachment C-1              CONFIDENTIAL

                                                                    ATTACHMENT F

                   SOFTWARE MAINTENANCE AND SUPPORT SERVICES

F-1. MAINTENANCE AND SUPPORT SERVICES. Engage will provide Customer with the Software maintenance and support services set forth in the table below at either the Standard or Premium level as indicated on the Cover Page for the most current release of the Software and the most current previous release of the Software ("Maintenance and Support Services"). The Maintenance and Support Services shall apply only the Software licensed by Customer as specified on the Cover Page; Engage is not responsible for the configuration, maintenance or correction of third-party software, hardware or communications facilities. Engage shall not be obligated to provide Maintenance and Support Services if such services are required as a result of (a) Customer's neglect or misuse of the Software, (b) modification of the Software by a person or entity than other than Engage without the prior written consent of Engage, (c) Customer's failure to implement and use the Specified Configuration, or (d) any other cause beyond the reasonable control of Engage. Engage shall not be obligated to respond to requests for support from any person or entity other than a representative of Customer who has attended a training session provided by Engage. Engage shall have no liability to any third party with respect to the Maintenance and Support Services.

F-2. UPDATES. Upon commercial release of an Update, Engage shall provide such Update to paid-up Maintenance and Support Services Customers.

F-3. ERROR CORRECTION. Customer may call to report an "Error" in the Software (i.e., a failure of the Software to function in material conformity with the Documentation) during the hours specified in the table below and shall provide Engage all information necessary for diagnosis of the Error. Engage shall verify receipt of such requests and assign an appropriate Severity Level classification. Depending on the classification, Engage will use commercially reasonable efforts to either: provide a software solution or workaround; provide an avoidance procedure; address the request in the next revision/iteration; or discuss with Customer possible custom professional services to resolve Customer's request. Telephone support during the hours specified in the table below is unlimited in any given month.

F-4. TELEPHONE SUPPORT. If a support call is made outside the specified hours and is not of Severity Level 1, Customer shall pay $125 for each such call for the first hour (or any part of such hour). Each additional hour will be billed at a rate of $125 per hour. Customer shall cooperate with Engage to allow the Software to automatically communicate its status to Engage via Email.

F-5. TERM. The initial term of Maintenance and Support Services shall be one year (the "Term") commencing on the expiration of the Warranty Period if Customer has elected a perpetual term on the Cover Page, and commencing on the Effective Date if Customer has elected a subscription term on the Cover Page. Maintenance and Support Services shall automatically renew for successive Terms unless Customer elects not to renew by providing Engage with written notice at least thirty (30) days prior to the expiration of a Term; Engage may elect to not renew Maintenance and Support Services only if it has discontinued the marketing of a Software product, in which case it shall notify Customer in writing of the date of discontinuation and make Maintenance and Support available for such product for a period of six (6) months after the first renewal date following the date of discontinuation. Termination or expiration of the Maintenance and Support Services shall not affect any other term of this Agreement. In the event that Customer elects to reinstate Maintenance and Support Services following termination of such services by Customer, Customer shall first pay Engage all fees that would have been paid had Customer not cancelled such services.

F-6. PAYMENT. Fees for the initial Term of Maintenance and Support Services shall be billed upon the Effective Date. Fees for renewal Terms shall be billed forty-five (45) days prior to the expiration of the then-current Term.

F-7. ENGAGE PERSONNEL. In the performance of the Maintenance and Support Services, Engage reserves the right to determine the assignment of qualified Engage personnel, to replace or reassign such personnel and to subcontract with qualified third persons for part or all of the services. No person performing services on behalf of Engage hereunder shall be restricted or prevented from performing services for others that are similar to the services provided under this Agreement.

F-8. ON-SITE VISITS. For purposes of performing the Maintenance and Support Services, Customer shall permit authorized Engage service engineers to inspect periodically during normal business hours Customer's computer systems operating the Software. If Engage is unable by remote telephone support to address an Error, then Engage shall dispatch a software engineer to Customer's site to address the Error. The travel and other reasonably-incurred expenses of such on-site assistance (excluding the personnel cost) shall be borne by Customer. Dispatch shall be within twenty four (24) hours after Engage has determined in its reasonable discretion that telephone assistance is not sufficient. If Customer requests an on-site software support visit and Engage reasonably determines that the reported problem is not the responsibility of Engage, Customer shall reimburse Engage for the cost of such personnel (at Engage's then-current consulting rate) as well as the costs reasonably incurred by the Engage personnel in making such visit.

                              Attachment F-1                        CONFIDENTIAL

------------------------------------------------------------------------------------------------------------------------
   DELIVERABLE        STANDARD LEVEL SUPPORT                                     PREMIUM LEVEL SUPPORT
------------------------------------------------------------------------------------------------------------------------
Support Provided     Toll-Free Phone Support during Support Hours       Toll Free Phone Support during Support Hours
------------------------------------------------------------------------------------------------------------------------
Support Hours        Monday - Friday 6 A.M. to 8 P.M. Eastern time      Monday - Friday 6 A.M. to 8 P.M. Eastern time
                     Severity Levels 1-4                                Severity Levels 1-4
                                                                        24 x 7 Beeper support (only Severity 1 and 2)
------------------------------------------------------------------------------------------------------------------------
Staff                Access to technical support staff                  Named Account Manager
------------------------------------------------------------------------------------------------------------------------
Diagnostics          Remote diagnostics available                       Remote diagnostics available
------------------------------------------------------------------------------------------------------------------------
Customer Feedback    Quarterly Product Enhancement Ballot               Quarterly Product Enhancement Ballot
------------------------------------------------------------------------------------------------------------------------
Customer             Quarterly Newsletter                               Quarterly Newsletter
Communication
------------------------------------------------------------------------------------------------------------------------
Web site             Access to technical support web site 24 x 7 for:   Access to technical support web site 24 x 7 for:
                     o Problem reporting and tracking via the web       o Problem reporting and tracking via the web
                     o Web accessible knowledge base                    o Web accessible knowledge base
                     o Patches and fixes available for download         o Patches and fixes available for download
                     o Web based books such as Release Notes,           o Web based books such as Release Notes,
                       Installation Guides, etc.                          Installation Guides, etc.
------------------------------------------------------------------------------------------------------------------------
Proactive Support:   o Proactive Patch Reporting                        o Proactive Patch Reporting
                     o Notification of known problems and fixes         o Notification of known problems and fixes
                     o Monthly "Wellness Check" and call review         o Monthly "Wellness Check" and call review
                     o O/S upgrade impact planning                      o O/S upgrade impact planning
                     o Site scans on primary URL address                o Site scans on up to 15 URL address
                                                                        o Quarterly review of operations
                                                                        o One site visit by a support rep at least
                                                                          once per year.
------------------------------------------------------------------------------------------------------------------------

Severity Levels Defined:

Severity 1 - Critical Business Impact.    The Service or Software, regardless of
                                          the environment or product usage, has
                                          complete loss of service or resources
                                          for which no workaround exists and
                                          Customer's work cannot reasonably
                                          continue.

Severity 2 - Serious Business Impact.     The Service or Software, regardless of
                                          the environment or product usage is
                                          causing significant or degraded loss
                                          of Customer's service or resources. A
                                          major product flaw with a workaround,
                                          or a minor product flaw without a
                                          workaround.

Severity 3 - Minor Business Impact.       The Service or Software, regardless of
                                          the environment or product usage, has
                                          minor loss of Customer's service or
                                          resources. A minor product flaw with a
                                          workaround.

Severity 4 - No Business Impact.          The Service or Software is in full
                                          working mode; Customer's work is not
                                          being impeded at this time.
                                          Information is requested or reported.
                                          A minor irritant.

ACCEPTED BY:                                  ACCEPTED BY:

Engage:                                       Customer:  ALF
       --------------                                  ----------
                                                       Initials


                                 Attachment F-2                     CONFIDENTIAL

                                                                    ATTACHMENT G

                                 OTHER SERVICES

G-1. INSTALLATION

     Engage will provide the number of days indicated below of on-site service with the purchase of either a Perpetual or Subscription license for the Software as specified by Customer on the Cover Page. Customer shall reimburse Engage travel costs and expenses in accordance with Engage's expense policy.

  -----------------------------------------------------------------------
       ADMANAGER         DOMESTIC ON-SITE
       DSSERVER          DAYS OF SERVICE        INTERNATIONAL ON-SITE
     PROFILESERVER          PROVIDED          DAYS OF SERVICE PROVIDED
  -----------------------------------------------------------------------
       Lite                    2                       4
  -----------------------------------------------------------------------
    Standard                   2                       4
  -----------------------------------------------------------------------
       Gold                    4                       6
  -----------------------------------------------------------------------
    Platinum                   4                       6
  -----------------------------------------------------------------------

G-2. TRAINING.

     a. Public Class. From time to time, Engage in its discretion may offer a two-day training class for one or more Software products. Engage shall notify Customer of the times and locations of such classes. The cost of attendance is [*] per person, and Customer is responsible for all travel and living expenses. The size of each class is limited; accordingly, admission is on a first-come first served basis.

     b. On Site. If customer has elected on-site training on the Cover Page, Engage shall provide a two-day training for the Software product specified by Customer at a location specified by Customer. The cost of such attendance is as follows:

        -----------------------------------------------------------------
             NUMBER OF                                  COST
            ATTENDEES
        -----------------------------------------------------------------
             1-3                                       [*]
        -----------------------------------------------------------------
             4-7                                       [*]
        -----------------------------------------------------------------
            7-12                                       [*]
        -----------------------------------------------------------------

In addition, Customer shall reimburse Engage training personnel for travel and living expenses in accordance with Engage's expense policy.


G-3. CONSULTING SERVICES.

     a.   Statement of Services.

          1. Scope of Work. Subject to the following terms and conditions, Engage shall provide Customer with consulting services ("Consulting Services"), if elected by Customer on the Cover Page, in accordance with the written work order(s) agreed to by the parties (each a "Work Order"). Attached hereto as Schedule A is the first such Work Order. Each additional Work Order shall set forth the respective obligations of the parties and parameters of the project in a fashion substantially similar to Schedule A. Upon execution by an authorized representative of each of Engage and Customer, a Work Order shall be deemed fully incorporated herein by reference. In the event of any conflict between this Section G-3 and any Work Order, this Section G-3 shall control; in the event of any conflict between two or more Work Orders, the most recently executed Work Order shall control.

          2. Estimated Completion Dates. Each Work Order may specify an estimated completion date for completion of the Consulting Services and Engage shall exercise commercially reasonable efforts to complete the Consulting Services on or before such date. At Customer's request, Engage shall use reasonable efforts to estimate such a due date based on Engage's then-current understanding of the requirements involved in performing the Consulting Services. Any such estimated completion date is made for project planning purposes only and is not a guarantee; Engage may revise an estimated completion date at any time should events beyond Engage's control or the assumptions upon which Engage relied in calculating its initial estimate change the scope or magnitude of the Consulting Services.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


                                 Attachment G-1                CONFIDENTIAL

     b. Duties of Engage. The Consulting Services shall be performed in a workmanlike and professional manner by personnel assigned by Engage having a level of skill in the area commensurate with the requirements of the Consulting Services to be performed. Engage alone shall control the manner, means and method by which Engage performs the Consulting Services. Engage shall designate a project manager who shall have the primary responsibility and authority for Engage's performance under this Agreement. Engage shall have sole responsibility for payment of compensation to its personnel. Engage shall have the right to qualified engage contractors, temporary employees, consultants, vendors, and suppliers at its discretion to assist in delivering or performing the Consulting Services. In such event, any such individuals or entities shall be subject to confidentiality provisions consistent with those set forth in the Agreement, and Engage shall remain primarily liable to Customer for the performance of Engage's obligations hereunder.

     c. Duties of Customer. Customer shall fully cooperate with and assist Engage in the performance of the Consulting Services and shall undertake the responsibilities specified in this Section G-3 and any additional responsibilities specified in a Work Order at its own expense. Customer shall appoint a qualified project manager who shall be authorized to make binding decisions for Customer regarding this Agreement, and who shall review all specifications, technical materials and other documents submitted by Engage, request necessary corrections, and approve such documents; provide to Engage requested Customer information and data and assume responsibility for the accuracy of the same; advise Engage of Customer's requirements; and upon request, provide access to Customer's staff, facilities and hardware and software as necessary for Engage to perform the Consulting Services.

     d. Dependencies on Customer. Engage shall have no liability to Customer for Customer's damages, expenses or costs from delays or failures in Engage's performance of the Consulting Services under this Agreement resulting from Customer "change orders" (i.e., work not specified in the Work Order), failure of Customer to perform its responsibilities, or failure of Customer to provide accurate and complete data and instructions in accordance with the procedures set forth in a Work Order. Any such Customer changes or delays in performance by Customer may result in a reasonable corresponding extension in the time periods for performance by Engage and/or adjustment to the fees specified in the Work Order. Engage's sole liability to Customer or to any third party for claims, regardless of the form of such claims (e.g., contract, negligence, or other), arising out of any delay in the performance of the Consulting Services for any reason shall be to use commercially reasonable efforts to provide the Consulting Services as promptly as reasonably practicable thereafter.

     e. Compensation. Unless otherwise specified in a Work Order, the Consulting Services shall be rendered on a time and materials basis at the rate stated in each Work Order. In addition, Customer shall reimburse Engage for out-of-pocket expenses incurred in connection with the Consulting Services in accordance with Engage's reasonable expense policy. Estimates of total fees for projects may be provided in a Work Order solely for project planning purposes. Unless otherwise stated in a specific Work Order, Engage does not guarantee such estimates. Engage shall, however, notify Customer if it becomes aware that its completion of the Consulting Services will exceed the estimate, and Customer may then terminate the Work Order and pay only for the Consulting Services actually rendered.

     f. Term and Termination. The Consulting Services shall become effective on the Effective Date and shall continue in effect through the earlier of (a) completion of all Consulting Services to be rendered under this Section G-3,
(b) termination of the Agreement, or (c) termination of Consulting Services by either party as permitted below. Either party may terminate the Consulting Services generally or the applicable Work Order in the event that the other party materially breaches a provision of this Section G-3 and fails to cure such breach within thirty (30) days of receiving written notice of such breach from the other party. Termination of the Consulting Services shall terminate all Work Orders but shall not affect any other provision of the Agreement; termination of a Work Order shall not affect any provision of this Section G-3 or of the Agreement. Customer may terminate a Work Order at any time by giving Engage no less than sixty (60) days prior written notice.

     g.   Proprietary Rights.

          1. Engage Ownership; Customer License. Except as provided in Section G-3(g)(2) below, the Consulting Services and related documentation, together with all other data and materials, all software codes, trade secrets, design concepts, discoveries, ideas, enhancements, improvements and inventions related thereto ("Proprietary Information") supplied by Engage to Customer pursuant to this Agreement: (i) are the exclusive property of Engage and shall remain so; and (ii) are confidential and proprietary trade secrets of Engage, protected by law, and of substantial value to Engage, and may not be used or disclosed without the written consent of Engage. Customer shall retain in strict confidence the Proprietary Information, shall not disclose the Proprietary Information to others, and may use the Proprietary Information solely in connection with this Agreement. The Consulting Services shall only be used by Customer for the purposes set forth in this Agreement. Engage hereby grants Customer a license, under the same terms and conditions in the Agreement governing the Software to which the Consulting Services pertain, to use the elements of the work product identified expressly on the applicable Work Order ("Licensed Materials"). If the Licensed Materials consist of computer code, Engage hereby grants Customer a royalty-free, perpetual license to use the source code form of the Licensed Materials solely for purposes of performing error correction, modifications and enhancements subject to the other terms and conditions of this Agreement.

                                 Attachment G-2                    CONFIDENTIAL

          2. Customer Ownership. In the event that Proprietary Information, in whole or in part, is not included in the base form of any Engage product or service and will not be so included in the future in the sole judgment of Engage, the applicable Work Order shall indicate that the Proprietary Information shall be owned by Customer; provided, however, that as between Engage and Customer, Engage shall own all pre-existing and pre-owned elements of the Proprietary Information and shall have the right to commercialize any such materials for any purpose. All Proprietary Information that is not identified expressly in a Work Order as owned by Customer shall be owned by Engage.

     h. Support. For a period of thirty (30) days following delivery of the work product under a Work Order, Engage will use commercially reasonable efforts to address Severity Level 1 and 2 Errors (as defined in Attachment F, Section F-3). Customer shall be solely responsible for maintenance and support of the work product in all other respects; Maintenance and Support Services do not apply to work product delivered to Customer under this Section G-3. Notwithstanding the foregoing, upon the request of Customer Engage (or its designee) shall provide commercially reasonably maintenance and support for the work product on commercially reasonable terms.


ACCEPTED BY:                            ACCEPTED BY:

Engage:                                 Customer:   ALF
       -----------------                         -----------------
        Initials                                  Initials










                                 Attachment G-3                   CONFIDENTIAL

                                   SCHEDULE A

                       WORK ORDER FOR CONSULTING SERVICES

     This Work Order sets forth certain terms and conditions regarding the performance of Consulting Services by Engage and shall be incorporated by reference into Section G-3 of the Agreement between Engage and Customer ("Agreement"). Capitalized terms used but not defined herein shall have the meaning set forth in the Agreement. The parties acknowledge and agree that the terms and conditions of the Agreement fully apply to the Consulting Services and to this Work Order, and that each party has reviewed such terms and conditions and agrees to be bound thereby.

1.   Services to be Provided by Engage:

          Commercially reasonable integration of Engage products and Vignette products, including but not limited to user registration and dynamic generation of content based on user profile. The parties may mutually agree upon a more detailed description of the services to be provided by Engage within 30 days of the Effective Date.

2. Ownership of Work Product (if owned by Engage, indicate materials licensed to Customer):

     Owned by Engage. All deliverables licensed to Customer.

3.   Milestones/Dates and Estimated Completion Date:

     To be mutually determined by the parties within 30 days of the Effective Date.

4.   Commencement Date of Consulting Services:

     Within 30 days of the Effective Date.

5.   Consulting Services Site(s):

     Appropriate sites for commercially reasonable completion of services.

6.   Compensation:

     [*] (flat fee not based on time and materials; not merely an estimate).

7.   Customer Responsibilities:

     To be mutually agreed upon by the parties within 30 days of the Effective Date.

     IN WITNESS WHEREOF, the parties have caused this Work Order to be executed by their respective duly authorized officers and attached to the Agreement this 31st day of March 1999.

Engage Technologies, Inc.          Customer:

By:                                By: /s/ ALAN L. FRIEL
    ---------------------------        ----------------------------------------
    Signature                          Signature

                                       ALAN L. FRIEL
    ---------------------------        ----------------------------------------
    Printed Name                       Printed Name

                                       General Counsel Executive VP Operations
    ---------------------------        ----------------------------------------
    Title                              Title


                                   Engage project manager: to be determined.


                                   Customer Project Manager:
                                                             ------------------

                                   Telephone:
                                              ---------------------------------

                                   Fax:
                                        ---------------------------------------

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


                                 Attachment G-4

                                                                    ATTACHMENT H

                            SPECIFIED CONFIGURATION

[*]

---------------------------------------------------------------------------------------
[*]                        [*]
---------------------------------------------------------------------------------------
[*]                        [*]
---------------------------------------------------------------------------------------

[*]

---------------------------------------------------------------------------------------
Operating System/Clients   [*]
---------------------------------------------------------------------------------------
Web Server Plug-Ins        [*]
---------------------------------------------------------------------------------------
Client Libraries           [*]
---------------------------------------------------------------------------------------
Databases                  [*]
---------------------------------------------------------------------------------------

ACCEPTED BY:                                    ACCEPTED BY:


ENGAGE:  _________                              CUSTOMER: _________
         Initials                                         Initials

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.



                                 Attachment H-1                     CONFIDENTIAL
                              email:____________________________________________

Billing Information (if different from Cover Page):_____________________________



                                 Attachment G-5                     CONFIDENTIAL

[ORACLE LOGO]



                                     QUOTE

                                                       Quote #: 272692
                                                          Page: 1 of 2
                                                Effective Date: 20-FEB-99


Customer: DIGITAL ENTERTAINMENT
Location: 2230 Broadway
          SANTA MONICA, CA 90404
 Contact: RICHARD MARKLE
   Phone: 310-998-9200
                              Fax:

End User: DIGITAL ENTERTAINMENT
          2230 BROADWAY
          SANTA MONICA, CA 90404
 Contact: RICHARD MARKLE
================================================================================
                          ORACLE CONTRACT INFORMATION

[ ] Agreement                                     Effective Date:

DESIGNATED SYSTEM

 Make/Model:       [*]                      Media Type: CD

 Operating System: [*]                      CSI Number:




Qty       License                               Quantity &
shipped   Level          Programs               License Type       List Each     Disc.     Extended Net
-------------------------------------------------------------------------------------------------------
 1      Full Use     Change Management Pack     [*] CONCURRENT       [*]            [*]         [*]
                                                USERS
 1      Full Use     Change Management Pack     [*] PROCESSORS       [*]            [*]         [*]
 1      Full Use     Diagnostics Pack           [*] CONCURRENT       [*]            [*]         [*]
                                                USERS
 1      Full Use     Diagnostics Pack           [*] PROCESSORS       [*]            [*]         [*]
 1      Full Use     [*]                        [*] CONCURRENT       [*]            [*]         [*]
                                                USERS
 1      Full Use     [*]                        [*] PROCESSORS       [*]            [*]         [*]
 1      Full Use     [*]                        [*] CONCURRENT       [*]            [*]         [*]
                                                USERS
 1      Full Use     Tuning Pack                [*] PROCESSORS       [*]            [*]         [*]
 1      Full Use     Tuning Pack                [*] CONCURRENT       [*]            [*]         [*]
                                                USERS
 1     Web Specific  [*]                        [*] PROCESSORS       [*]            [*]         [*]
                                                                                            ----------
                                                                              Sub Total         [*]

       Initial 1 Year [*] Annual Technical Support                   [*]            [*]         [*]

                                        Total License Fee Due:                                  [*]
                                        Total Technical Support Fee Due:                        [*]
                                        Total Additional Fees Due:                              [*]
                                                                             =========================
                                        Total Fees Due:                                         [*]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

[ORACLE LOGO]                        QUOTE                    Quote #: 272692
                                                                 Page: 2 of 2
                                                       Effective Date: 20-FEB-99

Customer  DIGITAL ENTERTAINMENT

Oracle shall deliver to the Customer Location, for use in the United States, the number of copies specified above of the software media and Documentation (CD-ROM or bound, whichever is generally available) ("Master Copy") for each Program currently available in production release as of the Effective Date for use on the Designated Systems. Customer shall have the right to make up to 1 copy of the Program(s), including Documentation, for each license of the Program(s) and Customer shall be responsible for installation of the software. All fees due under this Order Form shall be due and payable net 30 days from date of invoice, and shall be noncancelable and the sums paid nonrefundable. Customer agrees to pay applicable sales/use tax, media and shipping charges. The following shipping terms shall apply: FOB Destination, Prepaid and Add. These terms shall also apply to any options exercised by Customer. If Customer loses or damages the media containing a Program licensed hereunder, upon Customer's written notice Oracle will provide a replacement copy thereof, under Oracle's then-current Technical Support policies, for a media and shipping charge.

TECHNICAL SUPPORT

Annual Technical Support services ordered by Customer will be provided under Oracle's Technical Support policies and pricing in effect on the date Technical Support is ordered and shall be effective upon shipment (or upon Order Form Effective Date for products not requiring shipment); first year Technical Support is quoted above, if ordered. Fees for Technical Support are due and payable annually in advance.

     Thank you for your interest in Oracle. If you have any questions please contact Jennifer Mackler, your Oracle Sales Representative, at (650) 506-7000.

     Customer and Oracle agree that the terms and pricing of this Quote shall not be disclosed without prior written consent of the other party.

     This Quote is valid through March 31, 1999 and shall become binding upon execution by Customer and acceptance by Oracle.

     This Quote includes the Price List Definitions attachment.

[ORACLE LOGO]

                             PRICE LIST DEFINITIONS

"Concurrent Devices" (or "Concur Dev"): is the maximum number of input devices accessing the Programs at any given point in time. If multiplexing software or hardware (e.g. a TP monitor, webserver product) is used, this number must be measured at the multiplexing front-end.

"Named User" (or "Named") or "Developer": is defined as an individual who is authorized by Customer to use the Oracle Programs, regardless of whether the individual is actively using Programs at any given time.

"Casual User" is defined as an individual authorized by the Customer to only run queries or reports against Oracle Applications Programs. Casual Users are licensed to use any of the above Oracle Applications Programs for which Customer has acquired Named User licenses.

"Primary Usage" is defined as each licensed user being counted only once as a designated Named or Casual User of the Oracle Application he will use most. However, a licensed Named or Casual User may access all Oracle Applications licensed under the Agreement which have been licensed under the same licensing methodology, regardless of the designated Oracle Application of primary use.

"Mailbox" is defined as a point from which to send or receive electronic mail. It is created when a user account or application is created in Oracle Office.

"Computer": licensed for use on a single specified computer.

"Processor": shall be defined as the actual number of processors installed in the licensed Computer and running the Oracle Programs, regardless of the number of processors which the Computer is capable of running.

"Client": a computer which (1) is used by only one person at a time, and (2) executes Oracle software in local memory or stores the software on a local storage device.

"Full Use Programs" are unaltered versions of the Programs with all functions intact.

"Deployment Programs" may be used only to execute existing applications or reports. They may not be used to build or modify reports or applications. Deployment Programs are to be generated by Customer from Full Use Programs.

"Application Specific Programs" (or "App Specific"): shall mean Programs which are limited to use solely for Customer's application software defined on the Order Form. Application Specific Programs are to be generated by Customer from Full Use programs.

"Web Specific Program(s)" (or "Web Specific"): shall mean Program licenses which may only be accessed by Clients via Internet networking protocols. Notwithstanding any use restrictions in the Agreement or Oracle Program License Terms, Customer's applications may only allow third party web access to a licensed Web Specific Program for viewing, querying, or adding data only, so long as such use is in accordance with the other terms of the Agreement.

For Oracle Human Resources and Oracle Training Administration, "Employee" is defined as an individual who is actively managed by the Programs. The term "Employee" includes, without limitation, Customer employees, contractors, retirees, and COBRA dependents.

For Oracle Payroll, "Employee" is defined as an individual whose payment or payment calculations, are generated by the Programs. The term "Employee" includes, without limitation, Customer employees, contractors, retirees, and employees covered by workers compensation laws or regulations.

For Oracle Time Management, "Employee" is defined as an individual who submits timecards or other time records for payroll processing.

For Oracle Self-Service Human Resources, Oracle Self-Service Purchasing, and Oracle Self-Service Expenses, "Employee" is defined as an active employee of Customer.

"Foundation Services": This is limited support, and any license for which it is purchased is not a Supported Program License.

An "Education Unit" entitles Customer to acquire education products and services as specified in the Oracle Education catalogue in effect at the time an Education Unit is utilized. Education Units are only valid for 12 months from the Effective Date of the Order or as specifically stated in the applicable Order. Education Units may only be used in the country where the Education Units were acquired or within the Territory defined in the applicable Order. Customer may be required to execute standard Oracle ordering materials in conjunction with utilizing Education Units.

"Organizational Change Management Services" are services for assisting Customers in managing change in their organizations. Customer's discounts for consulting or training do not apply to such Organizational Change Management Services.

A "Suite" consists of all of the functional software components described in the Documentation.

"Module": shall mean a functional software component of a Suite or bundle.

                                   ATTACHMENT
                                       to
                                 QUOTE #272692
                                    between
                             DIGITAL ENTERTAINMENT
                                      and
                               ORACLE CORPORATION


Notwithstanding anything to the contrary on the Quote specified above, the following changes are made to this Order Form as of its Effective Date.


1. Payment. The Customer's payment obligations to Oracle under this Order Form as of the Effective Date shall be satisfied by Engage Technologies ("Payor") as authorized pursuant to a distribution agreement executed between Payor and Oracle ("Payor Agreement"). Oracle shall receive payments directly from Payor under the terms of the Payor Agreement. This payment obligation is noncancelable and the sum paid is nonrefundable. The financial obligations of Customer to Payor shall be specified in a separate agreement. Licenses that are modified or added to this Order Form after the Effective Date shall be at terms and fees as determined when such licenses are acquired. Applicable sales tax shall be charged to Payor based on the point of delivery of the Master Copy and paid under the terms of the Payor Agreement. Payor is responsible for payment of any use or other tax arising from use of the Programs in any other location.

________________________________________________________________________________

Customer and Oracle agree that the terms in this Order Form shall not be disclosed without prior written consent of the other party. This quote is valid through _________ and shall become binding upon execution by Customer and acceptance by Oracle.


DIGITAL ENTERTAINMENT                       ENGAGE TECHNOLOGIES


Signature: /s/ ALAN L. FRIEL                Signature:
           -------------------------                   -------------------------

Name:      Alan L. Friel                    Name:
      ------------------------------              ------------------------------

           General Counsel
Title:     Executive VP Operations          Title:
       -----------------------------               -----------------------------


ORACLE CORPORATION


Signature:
           -------------------------

Name:
      ------------------------------

Title:
       -----------------------------

Effective Date:
                --------------------
________________________________________________________________________________

                                 ATTACHMENT ONE
                                     to the
                                 QUOTE #272692
                                    between
                             DIGITAL ENTERTAINMENT
                                      and
                               ORACLE CORPORATION

This document ("Attachment One") amends Quote #272692, dated March 24, 1999, and all amendments and addenda thereto (the "Quote #272692") between Digital Entertainment ("Customer") and Oracle Corporation ("Oracle"). The parties hereby agree to amend the Quote as follows:

     1. With respect to each of the Program licenses ordered under Quote #272692, Customer shall have the right to install and use such Programs on a backup computer of the same make and model as the Designated System for the purpose of temporary disaster recovery and testing. Customer shall have the right to maintain a "hot" or "live" copy of the Programs on such backup computer at all times for immediate production use only in the case of a primary computer malfunction that renders the Programs inoperable on the applicable Designated System. At no time shall Customer have the right to use the Programs on the Designated System and the backup computer simultaneously.

Subject to the modifications herein, the Order Form shall remain in full force and effect.

The Effective Date of this Attachment One is
                                             ---------------------.

DIGITAL ENTERTAINMENT                          ORACLE CORPORATION

By: /s/ ALAN L. FRIEL                        By:
   --------------------------                   -------------------------

Name: Alan L. Friel
     --------------------------              Name:-----------------------

       General Counsel
Title: Executive VP Operations               Title:
      -------------------------                    ----------------------